                         Chase Manhattan Bank USA, N.A.
                     Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                 Series 1995-2

                                                                                               Distribution Date:   3/15/1999

Section 5.2 - Supplement                                     Class A         Class B       Collateral            Total
-----------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                0.00            0.00           0.00                 0.00

(ii)   Monthly Interest Distributed                         3,115,000.00      181,245.17     190,994.94         3,487,240.11
       Deficiency Amounts                                           0.00            0.00                                0.00
       Additional Interest                                          0.00            0.00                                0.00
       Accrued and Unpaid Interest                                                                 0.00                 0.00

(iii)  Collections of Principal Receivables                66,964,989.88    3,804,727.51   5,326,862.02        76,096,579.40

(iv)   Collections of Finance Charge Receivables            9,264,720.97      526,390.56     736,980.48        10,528,092.01

(v)    Aggregate Amount of Principal Receivables                                                           17,479,587,023.64

                                     Investor Interest    600,000,000.00   34,090,000.00  47,728,181.82       681,818,181.82
                                     Adjusted Interest    600,000,000.00   34,090,000.00  47,728,181.82       681,818,181.82

                                              Series
       Floating Investor Percentage                3.90%          88.00%           5.00%          7.00%              100.00%
       Fixed Investor Percentage                   3.90%          88.00%           5.00%          7.00%              100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                95.63%
               30 to 59 days                                                                                           1.41%
               60 to 89 days                                                                                           0.93%
               90 or more days                                                                                         2.03%
                                                                                                           ------------------
                                     Total Receivables                                                               100.00%

(vii)  Investor Default Amount                              3,208,578.38      182,300.73     255,232.69         3,646,111.80

(viii) Investor Charge-Offs                                         0.00            0.00           0.00                 0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                   0.00            0.00           0.00

(x)    Servicing Fee                                          500,000.00       28,408.33      39,773.48           568,181.82

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                 12.11%

(xii)  Reallocated Monthly Principal                                                0.00           0.00                 0.00

(xiii) Closing Investor Interest (Class A Adjusted)       600,000,000.00   34,090,000.00  47,728,181.82       681,818,181.82

(xiv)  LIBOR                                                                                                        4.93563%

(xv)   Principal Funding Account Balance                                                                                0.00

(xvii) Accumulation Shortfall                                                                                           0.00

(xviii)Principal Funding Investment Proceeds                                                                            0.00

(xx)   Principal Investment Funding Shortfall                                                                           0.00

(xxi)  Available Funds                                      8,764,720.97      497,982.23     697,206.99         9,959,910.19

(xxii) Certificate Rate                                         6.23000%        6.38000%       5.33563%

                         Chase Manhattan Bank USA, N.A.
                     Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                 Series 1995-3

                                                                                                    Distribution Date:    3/15/1999

Section 5.2 - Supplement                                         Class A          Class B        Collateral           Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                     0.00            0.00             0.00                 0.00

(ii)   Monthly Interest Distributed                              2,336,250.00      136,149.60       143,404.91         2,615,804.51
       Deficiency Amounts                                                0.00            0.00                                  0.00
       Additional Interest                                               0.00            0.00                                  0.00
       Accrued and Unpaid Interest                                                                        0.00                 0.00

(iii)  Collections of Principal Receivables                     50,223,742.41    2,853,601.44     3,995,090.71        57,072,434.55

(iv)   Collections of Finance Charge Receivables                 6,948,540.72      394,800.64       552,727.64         7,896,069.01

(v)    Aggregate Amount of Principal Receivables                                                                  17,479,587,023.64

                                           Investor Interest   450,000,000.00   25,568,000.00    35,795,636.36       511,363,636.36
                                           Adjusted Interest   450,000,000.00   25,568,000.00    35,795,636.36       511,363,636.36

                                                    Series
       Floating Investor Percentage                    2.93%           88.00%           5.00%            7.00%              100.00%
       Fixed Investor Percentage                       2.93%           88.00%           5.00%            7.00%              100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       95.63%
               30 to 59 days                                                                                                  1.41%
               60 to 89 days                                                                                                  0.93%
               90 or more days                                                                                                2.03%
                                                                                                                  -----------------
                                          Total Receivables                                                                 100.00%

(vii)  Investor Default Amount                                   2,406,433.79      136,728.22       191,421.84         2,734,583.85

(viii) Investor Charge-Offs                                              0.00            0.00             0.00                 0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                        0.00            0.00             0.00

(x)    Servicing Fee                                               375,000.00       21,306.67        29,829.70           426,136.36

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                        12.11%

(xii)  Reallocated Monthly Principal                                                     0.00             0.00                 0.00

(xiii) Closing Investor Interest (Class A Adjusted)            450,000,000.00   25,568,000.00    35,795,636.36       511,363,636.36

(xiv)  LIBOR                                                                                                               4.93563%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                           6,573,540.72      373,493.98       522,897.94         7,469,932.64

(xxii) Certificate Rate                                              6.23000%        6.39000%         5.46063%

                         Chase Manhattan Bank USA, N.A.
                     Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                 Series 1996-1

                                                                                              Distribution Date:   3/15/1999

Section 5.2 - Supplement                                 Class A        Class B       Collateral                 Total
------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                            0.00           0.00            0.00                      0.00

(ii)   Monthly Interest Distributed                     3,237,500.00     189,248.43      222,826.09              3,649,574.53
       Deficiency Amounts                                       0.00           0.00                                      0.00
       Additional Interest                                      0.00           0.00                                      0.00
       Accrued and Unpaid Interest                                                             0.00                      0.00

(iii)  Collections of Principal Receivables            78,125,821.52   4,438,885.96    6,214,635.15             88,779,342.64

(iv)   Collections of Finance Charge Receivables       10,808,841.13     614,127.47      859,805.41             12,282,774.01

(v)    Aggregate Amount of Principal Receivables                                                            17,479,587,023.64

                                 Investor Interest    700,000,000.00  39,772,000.00   55,682,545.45            795,454,545.45
                                 Adjusted Interest    700,000,000.00  39,772,000.00   55,682,545.45            795,454,545.45

                                           Series
       Floating Investor Percentage          4.55%            88.00%          5.00%           7.00%                   100.00%
       Fixed Investor Percentage             4.55%            88.00%          5.00%           7.00%                   100.00%

(vi)   Receivables Delinquent (As % of Total
       Receivables)
               Current                                                                                                 95.63%
               30 to 59 days                                                                                            1.41%
               60 to 89 days                                                                                            0.93%
               90 or more days                                                                                          2.03%
                                                                                                            ------------------
                                 Total Receivables                                                                    100.00%

(vii)  Investor Default Amount                          3,743,341.44     212,685.97      297,769.69              4,253,797.10

(viii) Investor Charge-Offs                                     0.00           0.00            0.00                      0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions               0.00           0.00            0.00

(x)    Servicing Fee                                      583,333.33      33,143.33       46,402.12                662,878.79

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                  12.11%

(xii)  Reallocated Monthly Principal                                           0.00            0.00                      0.00

(xiii) Closing Investor Interest (Class A Adjusted)   700,000,000.00  39,772,000.00   55,682,545.45            795,454,545.45

(xiv)  LIBOR                                                                                                         4.93563%

(xv)   Principal Funding Account Balance                                                                                 0.00

(xvii) Accumulation Shortfall                                                                                            0.00

(xviii)Principal Funding Investment Proceeds                                                                             0.00

(xx)   Principal Investment Funding Shortfall                                                                            0.00

(xxi)  Available Funds                                 10,225,507.79     580,984.14      813,403.29             11,619,895.22

(xxii) Certificate Rate                                     5.55000%       5.71000%        5.33563%

                         Chase Manhattan Bank USA, N.A.
                     Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                 Series 1996-2

                                                                                                    Distribution Date:    3/15/1999

Section 5.2 - Supplement                                     Class A         Class B       Collateral                 Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                0.00            0.00            0.00                      0.00

(ii)   Monthly Interest Distributed                         2,740,833.33      160,416.67      186,559.73              3,087,809.73
       Deficiency Amounts                                           0.00            0.00                                      0.00
       Additional Interest                                          0.00            0.00                                      0.00
       Accrued and Unpaid Interest                                                                  0.00                      0.00

(iii)  Collections of Principal Receivables                61,384,574.05    3,487,759.89    4,882,863.85             69,755,197.79

(iv)   Collections of Finance Charge Receivables            8,492,660.89      482,537.55      675,552.57              9,650,751.01

(v)    Aggregate Amount of Principal Receivables                                                                 17,479,587,023.64

                                     Investor Interest    550,000,000.00   31,250,000.00   43,750,000.00            625,000,000.00
                                     Adjusted Interest    550,000,000.00   31,250,000.00   43,750,000.00            625,000,000.00

                                              Series
       Floating Investor Percentage               3.58%           88.00%           5.00%           7.00%                   100.00%
       Fixed Investor Percentage                  3.58%           88.00%           5.00%           7.00%                   100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                      95.63%
               30 to 59 days                                                                                                 1.41%
               60 to 89 days                                                                                                 0.93%
               90 or more days                                                                                               2.03%
                                                                                                                -------------------
                                       Total Receivables                                                                   100.00%

(vii)  Investor Default Amount                              2,941,196.85      167,113.46      233,958.84              3,342,269.15

(viii) Investor Charge-Offs                                         0.00            0.00            0.00                      0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                   0.00            0.00            0.00

(x)    Servicing Fee                                          458,333.33       26,041.67       36,458.33                520,833.33

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                       12.11%

(xii)  Reallocated Monthly Principal                                                0.00            0.00                      0.00

(xiii) Closing Investor Interest (Class A Adjusted)       550,000,000.00   31,250,000.00   43,750,000.00            625,000,000.00

(xiv)  LIBOR                                                                                                              4.93563%

(xv)   Principal Funding Account Balance                                                                                      0.00

(xvii) Accumulation Shortfall                                                                                                 0.00

(xviii)Principal Funding Investment Proceeds                                                                                  0.00

(xx)   Principal Investment Funding Shortfall                                                                                 0.00

(xxi)  Available Funds                                      8,034,327.55      456,495.88      639,094.24              9,129,917.67

(xxii) Certificate Rate                                         5.98000%        6.16000%        5.68563%

                         Chase Manhattan Bank USA, N.A.
                     Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                 Series 1996-3

                                                                                                     Distribution Date:   3/15/1999

Section 5.2 - Supplement                                          Class A         Class B       Collateral             Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                     0.00            0.00            0.00                  0.00

(ii)   Monthly Interest Distributed                              2,434,132.89      141,813.47      139,748.98          2,715,695.34
       Deficiency Amounts                                                0.00            0.00                                  0.00
       Additional Interest                                               0.00            0.00                                  0.00
       Accrued and Unpaid Interest                                                                       0.00                  0.00

(iii)  Collections of Principal Receivables                     45,980,729.04    2,612,527.47    3,657,676.95         52,250,933.46

(iv)   Collections of Finance Charge Receivables                 6,361,512.56      361,447.65      506,045.87          7,229,006.08

(v)    Aggregate Amount of Principal Receivables                                                                  17,479,587,023.64

                                         Investor Interest     411,983,000.00   23,408,000.00   32,772,440.86        468,163,440.86
                                         Adjusted Interest     411,983,000.00   23,408,000.00   32,772,440.86        468,163,440.86

                                                  Series
       Floating Investor Percentage                  2.68%             88.00%           5.00%           7.00%               100.00%
       Fixed Investor Percentage                     2.68%             88.00%           5.00%           7.00%               100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       95.63%
               30 to 59 days                                                                                                  1.41%
               60 to 89 days                                                                                                  0.93%
               90 or more days                                                                                                2.03%
                                                                                                                  ------------------
                                          Total Receivables                                                                 100.00%

(vii)  Investor Default Amount                                   2,203,132.91      125,177.34      175,254.91          2,503,565.16

(viii) Investor Charge-Offs                                              0.00            0.00            0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                        0.00            0.00            0.00

(x)    Servicing Fee                                               343,319.17       19,506.67       27,310.37            390,136.20

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                        12.11%

(xii)  Reallocated Monthly Principal                                                     0.00            0.00                  0.00

(xiii) Closing Investor Interest (Class A Adjusted)            411,983,000.00   23,408,000.00   32,772,440.86        468,163,440.86

(xiv)  LIBOR                                                                                                               4.93563%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                           6,018,193.40      341,940.98      478,735.50          6,838,869.88

(xxii) Certificate Rate                                              7.09000%        7.27000%        5.68563%